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                                                                   EXHIBIT 10.13

GREYROCK
  CAPITAL
   A Bank OF AMERICA COMPANY

                               AMENDMENT AGREEMENT

BORROWER:         SYNQUEST, INC.
ADDRESS:          3500 PARKWAY LANE, SUITE 555
                  NORCROSS, GEORGIA 30092


DATE:             DECEMBER 14, 1999


                  THIS AMENDMENT AGREEMENT (this "Agreement") is entered into between GREYROCK CAPITAL, a Division of Banc of America Commercial Finance Corporation ("GC") (formerly known as NationsCredit Commercial Corporation), whose address is 10880 Wilshire Boulevard, Suite 1850, Los Angeles, California 90024, and the Borrower named above ("Borrower").

                  GC and Borrower agree to amend and supplement the Loan and Security Agreement between them, dated July 10, 1996, as amended (as amended, the "Loan Agreement"), as follows. (This Agreement, the Loan Agreement, any prior written amendments to the Loan Agreement signed by GC and Borrower, and all other written documents and agreements between GC and Borrower, are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Loan Agreement.)

                  1. Amendments. (a) Section 1 of the Schedule is amended by replacing "December 31, 1999" with "February 29, 2000" as the date for repayment of all outstanding Overadvance Loans. (b) The date "December 31, 1999" in
Section 4 of the Schedule to Loan Agreement is hereby deleted and replaced with the date "February 29, 2000" (c) In Section 6.1 of the Loan Agreement, "thirty" is substituted for "sixty."

                  2. Representations True. To induce GC to enter into this Agreement, Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 3 of the Loan Agreement. For the purposes of this Section 2 each reference in Section 3 of the Loan
Agreement to "this Agreement," and the words "hereof, .... herein," "hereunder,"
or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Agreement.

                  3. General Provisions. GC's execution and delivery of, or acceptance of, this Agreement and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Agreement, the Loan Agreement, and the



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other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement forms pan of the Loan Agreement and the terms of the Loan Agreement are incorporated herein by reference.

Borrower:                           GC:

SYNQUEST, INC.                      GREYROCK CAPITAL,
                                    A DIVISION OF BANC OF AMERICA COMMERCIAL
                                    FINANCE CORPORATION
By: /s/ John Bartels
-------------------------
Title: Executive Vice President,    By: /s/ Lisa Nagano
       Finance and Administration      -------------------------
                                    Title: Senior Vice President